UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2022 (October 11, 2022)

THE PROCTER & GAMBLE COMPANY
  (Exact Name of Registrant as Specified in Its Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

513-983-1100
 (Registrant’s telephone number, including area code)

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
0.110% Notes due 2026	PG26D	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
0.350% Notes due 2030	PG30C	New York Stock Exchange
0.230% Notes due 2031	PG31A	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange
0.900% Notes due 2041	PG41	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 11, 2022, The Procter & Gamble Company (“the Company”), held its 2022 Annual Meeting of Shareholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen, B. Marc	1,674,476,711	16,718,759	6,402,509	362,072,426
Braly, Angela F.	1,538,734,328	143,044,332	15,819,319	362,072,426
Chang, Amy L.	1,670,017,790	22,100,087	5,480,102	362,072,426
Jimenez, Joseph	1,632,675,443	58,137,143	6,785,393	362,072,426
Kempczinski, Christopher	1,671,071,119	20,601,125	5,925,735	362,072,426
Lee, Debra L.	1,650,991,015	40,399,936	6,207,028	362,072,426
Lundgren, Terry J.	1,667,548,408	23,497,707	6,551,864	362,072,426
McCarthy, Christine M.	1,670,104,093	20,873,348	6,620,538	362,072,426
Moeller, Jon R.	1,531,531,044	144,794,516	21,272,419	362,072,426
Subramaniam, Rajesh	1,675,978,864	13,029,984	8,589,131	362,072,426
Woertz, Patricia A.	1,527,549,846	163,159,963	6,888,170	362,072,426

Proposal 2- Ratify Appointment of the Independent Registered Public Accounting Firm.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,937,950,661	112,131,004	9,588,740	0

Proposal 3 - Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote).
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,553,196,735	131,723,220	12,678,024	362,072,426

The Company is filing this Form 8-K pursuant to Item 5.07, "Submission of Matters to a Vote of Security Holders."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              October 14, 2022